UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2016

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2016, MaxLinear, Inc. (“MaxLinear”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing that pursuant to the May 9, 2016 Asset Purchase Agreement (the “Asset Purchase Agreement”) with Broadcom Corporation (“Broadcom”), MaxLinear and Broadcom consummated the transactions contemplated by the Asset Purchase Agreement. Pursuant to the Asset Purchase Agreement, Broadcom sold (and caused its applicable subsidiaries to sell) to MaxLinear (or to MaxLinear's applicable subsidiary designees) certain assets of Broadcom’s (or its applicable subsidiaries’) wireless infrastructure backhaul business and MaxLinear (or MaxLinear’s applicable subsidiary designee) assumed certain liabilities associated with the wireless infrastructure backhaul business. This amendment to the Form 8-K, or Form 8-K/A, is being filed for the purpose of satisfying MaxLinear's undertaking to file the financial statements and pro forma condensed combined financial statements required by Item 9.01 of Form 8-K, and this Form 8-K/A should be read in conjunction with the Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K, and MaxLinear has not updated any information contained therein to reflect events that have occurred since the date of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited abbreviated financial statements of the wireless infrastructure backhaul business as of December 31, 2015 and for the year then ended, the notes related thereto and the related report of independent certified public accountants, and the unaudited abbreviated financial statements of the wireless infrastructure backhaul business as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and related notes thereto, are filed as Exhibit 99.1 to this report. The consent of independent certified public accountants is attached as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma condensed combined statements of operations of MaxLinear, Inc., the wireless infrastructure access business, which MaxLinear acquired from Microsemi Storage Solutions, Inc. on April 28, 2016, and the wireless infrastructure backhaul business for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the notes related thereto, are filed as Exhibit 99.2 to this report.

(c) Exhibits.

Exhibit	Description
23.1	Consent of Independent Certified Public Accountants
99.1
Abbreviated financial statements of the wireless infrastructure backhaul business and supplemental schedule as of and for the year ended December 31, 2015 (audited) and as of June 30, 2016 (unaudited) and for the six months ended June 30, 2016 and 2015 (unaudited)

99.2
Pro forma condensed combined financial statements of MaxLinear, Inc., the wireless infrastructure access business, and the wireless infrastructure backhaul business as of June 30, 2016 (unaudited) and for the six months then ended (unaudited) and for the year ended December 31, 2015 (unaudited)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	September 12, 2016	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Certified Public Accountants
99.1
Abbreviated financial statements of the wireless infrastructure backhaul business and supplemental schedule as of and for the year ended December 31, 2015 (audited) and as of June 30, 2016 (unaudited) and for the six months ended June 30, 2016 and 2015 (unaudited)

99.2
Pro forma condensed combined financial statements of MaxLinear, Inc., the wireless infrastructure access business, and the wireless infrastructure backhaul business as of June 30, 2016 (unaudited) and for the six months then ended (unaudited) and for the year ended December 31, 2015 (unaudited)